UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 25, 2023

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

 Registrant’s telephone number, including area code

Not applicable.

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

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SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On May 25, 2023, Body and Mind Inc. (the “Company” or “BaM”) issued a news release to announce the Grand Opening of the Body and Mind dispensary in Markham, Illinois. The Markham dispensary is conveniently located near the intersection of Highways I-57, I-294 and I-80 with over 400,000 cars per day passing within a mile of the dispensary.

The Company plans to celebrate with a Grand Opening ceremony over the Memorial Day weekend with military discounts to honor our service members and veterans, as well as many other promotional sales. On May 27th the event will include live entertainment, food trucks, representation by local brands, free merchandise and a ribbon cutting with local and state politicians and influencers at 11:00 AM. The dispensary carries a wide selection of popular form factors from brands including High Supply, Rhythm, Savvy, Dogwalkers, UpNorth, PTS and Daze Off.

In celebration of the grand opening, local cannabis brands including 93 Boys, Wyld, Stiizy, Kiva, and Rhythm, along with representatives from GTI, 4Front, Grass Roots, PTS, Aeriz and Cresco, will be on site to educate customers on the wide variety of products.

The Body and Mind dispensary is a full-service cannabis dispensary offering a wide range of brands and cannabis offerings including edibles, flower, vaping products, concentrates, capsules, tinctures, topicals and accessories. The new location offers convenient on-line ordering for expedited pickup and customers can order in advance by visiting https://bodyandmind.com/illinois/markhamdispensary/markham-menu/.

A copy of the news release is attached as Exhibit 99.1 hereto.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	News Release dated May 25, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: May 25, 2023	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

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